Exhibit 10.7

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

AND LIMITED CONSENT AND WAIVER

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT CREDIT AGREEMENT AND LIMITED CONSENT AND WAIVER (this “Amendment”), dated as of June 3, 2009, is made by and among GILEAD SCIENCES, INC., a Delaware corporation (the “Parent”), GILEAD BIOPHARMACEUTICS IRELAND CORPORATION, an Irish company (“Gilead Ireland”, Gilead Ireland together with the Parent are together referred to as the “Borrowers”, and each individually, as a “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, Bank of America, as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders have entered into that Credit Agreement, dated as of December 18, 2007 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to Borrower a revolving credit facility with a swing line sublimit and a letter of credit sublimit;

WHEREAS, as a condition to making the revolving credit facility available to the Borrower the Lenders have required that the Parent guarantee payment of the Obligations of Gilead Ireland;

WHEREAS, on April 15, 2009 the Borrowers have informed the Administrative Agent that on April 15, 2009, Apex Merger Sub, Inc. (the “Acquisition Sub”), a Delaware corporation and a wholly-owned Subsidiary of the Parent, completed a cash tender offer (the “Offer”) for all of the outstanding shares of common stock of CV Therapeutics, Inc. (“CV Therapeutics”). On April 17, 2009, the Parent caused the Acquisition Sub to merge with and into CV Therapeutics, pursuant to which CV Therapeutics became a wholly-owned Subsidiary of the Parent, and all remaining publicly held shares of common stock of CV Therapeutics (other than shares held by the Parent, the Acquisition Sub, CV Therapeutics or their respective Subsidiaries, or held in CV Therapeutics’ treasury or by CV Therapeutics’ stockholders who properly preserve their appraisal rights under Delaware law) were converted into the right to receive certain cash compensation, without interest;

WHEREAS, CV Therapeutics issued (i) 2.0% Senior Convertible Subordinated Debentures due 2023, dated as of June 18, 2003 (the “2023 Convertible Debentures”), pursuant to the Indenture between CV Therapeutics, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Trustee, dated as of June 18, 2003 (the “2003 Indenture”), (ii) 2.75% Senior Convertible Subordinated Notes due 2012, dated as of May 18, 2004 (the “2012 Convertible Notes”), pursuant to the Indenture between CV Therapeutics, as Issuer, and Wells Fargo Bank, National Association, as Trustee, dated as of May 18, 2004 (the “2004 Indenture”), and (iii) 3.75% Senior Subordinated Convertible Notes due 2013 (the “2013 Convertible Notes”,

together with the 2023 Convertible Debentures and the 2012 Convertible Notes, the “Convertible Notes”)), dated July 1, 2005, pursuant to the Indenture, dated July 1, 2005 between CV Therapeutics, as Issuer, and Wells Fargo Bank, National Association, as Trustee (the “2005 Indenture”, together with the 2003 Indenture and the 2004 Indenture, the “Indenture”);

WHEREAS, the Offer constituted a “Change of Control” under each of the Indentures and in each case triggered a right for the holders of each of the Convertible Notes to require CV Therapeutics to repurchase the securities under the applicable Indenture (collectively such rights, the “Repurchase Rights”);

WHEREAS, the Repurchase Rights breached Section 8.01(e) of the Credit Agreement (the “Redemption Default”);

WHEREAS, Section 7.10 of the Credit Agreement restricts the Borrowers from using the proceeds of any Credit Extension, whether directly or indirectly, to purchase or carry margin stock (within the meaning of Regulation U of the FRB);

WHEREAS, the Parent breached Section 7.10 by using proceeds from Credit Extensions to consummate the Offer (the “Proceeds Default”, together with the Redemption Default, the “Existing Defaults”);

WHEREAS, the Borrowers have requested certain waivers, consents and amendments under and to certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders signatory hereto are willing to effect such waivers, consents and amendments, in each case as set forth below pursuant to the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	The following definition is added to Section 1.01 in the appropriate alphabetical location therein:

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the FRB.

(b)	Section 5.14(a) is deleted in its entirety and the following is inserted in lieu thereof.

(a) The Borrowers are not engaged and will not engage, principally or as one of their important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loans or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock, except as permitted by Section 7.10. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than twenty-five percent (25%) of the value of the assets (either of a Borrower only or of the Parent and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01, Section 7.04, Section 7.05 or Section 7.07 or subject to any restriction contained in any agreement or instrument between a Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be Margin Stock.

(c)	Section 7.10 is deleted in its entirety and the following is inserted in lieu thereof.

7.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose; provided, however, the Borrowers may use the proceeds of Credit Extensions to purchase or carry Margin Stock so long as (i) either (x) the Margin Stock so acquired is promptly retired following the purchase or other acquisition thereof or (y) at all times and after giving effect to each such purchase or acquisition, not more than twenty-five percent (25%) of the total assets either of a Borrower only or of the Parent and its Subsidiaries on a consolidated basis are represented by Margin Stock owned by the Parent and its Subsidiaries on a consolidated basis and (ii) such purchase or acquisition is not for the purpose of speculation.

2. Limited Waiver. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrowers made herein, the Administrative Agent and the Lenders signatory hereto hereby waive the Existing Defaults.

The waiver set forth in this Section 2 is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby.

3. Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent (the first date on which all such conditions have been satisfied shall be referred to as the “First Amendment Effective Date”):

(a)	the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)	counterparts of this Amendment, duly executed by each of the Borrowers, the Parent in its capacity as a guarantor, the Administrative Agent, and the Required Lenders; and

(ii)	such other certificates, instruments and documents as the Administrative Agent shall reasonably request;

(b)	the Borrowers shall have paid to each Lender that signs this Amendment on or before the First Amendment Effective Date a fee of $10,000, which fee shall be fully earned and due on the First Amendment Effective Date and shall be nonrefundable; and

(c)	unless waived by the Administrative Agent, all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

4. Consent and Confirmation of the Parent. The Parent hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Parent Guaranty Agreement (including without limitation the continuation of the Parent’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Parent Guaranty against the Parent in accordance with its terms.

5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)	The representations and warranties contained in Article V of the Credit Agreement or any other Loan Documents, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or such other Loan Document, are true and correct in all material respects on and as of the date hereof, (i) except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)	The Persons appearing as guarantor on the signature pages to this Amendment constitute all Persons who are required to be guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents;

(c)	This Amendment has been duly authorized, executed and delivered by the Borrowers and the Parent, as guarantor, and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)	After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

6. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Borrowers hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent’s, the L/C Issuer’s and each of the Lender’s respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

7. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

8. Full Force and Effect of Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

10. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

11. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

12. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

13. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

GILEAD SCIENCES, INC., as a Borrower

By:	/s/ Robin Washington
Name:	Robin Washington
Title:	Senior Vice President and CFO

GILEAD BIOPHARMACEUTICS IRELAND CORPORATION, as a Borrower

By:	/s/ John F. Milligan
Name:	John F. Milligan, PhD
Title:	Director

By:	/s/ Gregg H. Alton
Name:	Gregg H. Alton
Title:	Director

GUARANTOR:

GILEAD SCIENCES, INC., as a guarantor of Gilead Ireland

By:	/s/ Robin Washington
Name:	Robin Washington
Title:	Senior Vice President and CFO

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Dora A. Brown
Name:	Dora A. Brown
Title:	Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ John C. Plecque
Name:	John C. Plecque
Title:	Senior Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ Henry H. Schwake
Name:	Henry H. Schwake
Title:	Managing Director

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Frederick W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Phil Schapiro
Name:	Phil Schapiro
Title:	AVP/Credit Relationship Manager

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Raymond Ventura

Name:	Raymond Ventura

Title:	Deputy General Manager

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

BARCLAYS BANK PLC, as a Lender

By:	/s/ Nicholas A. Bell

Name:	Nicholas A. Bell

Title:	Director

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Barbara R. Marks

Name:	Barbara R. Marks

Title:	Executive Director

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

MORGAN STANLEY BANK, as a Lender

By:	/s/ S.E. Saxe

Name:	S.E. Saxe

Title:	SCO

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

CREDIT SUISSE, Cayman Islands Branch, as a Lender

By:	/s/ Karim Blasetti

Name:	Karim Blasetti

Title:	Vice President

By:	/s/ Karl Studer

Name:	Karl Studer

Title:	Director

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard J. Ameny, Jr.

Name:	Richard J. Ameny

Title:	Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason Huck

Name:	Jason Huck

Title:	Vice President, Relationship Manager

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ David Millett

Name:	David Millett

Title:	Vice President

Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation

Amendment No. 1 to Amended and Restated Credit Agreement and Limited Consent and Waiver

Signature Page